UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments National Municipal Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	December 31, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments National Municipal Income Fund

December 31, 2009

	Principal
	Amount	Value
Municipal Bonds – 98.42%
Corporate-Backed Revenue Bonds – 13.11%
•Brazos, Texas Harbor Industrial Development Environmental Facilities Revenue
(Dow Chemical Project) 5.90% 5/1/38 (AMT)	$125,000	$121,848
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Senior Turbo Series A-2
5.875% 6/1/47	320,000	242,467
6.50% 6/1/47	130,000	108,220
•Chesapeake, Virginia Economic Development Authority Pollution Control Revenue
(Virginia Electric & Power Project) Series A 3.60% 2/1/32	500,000	517,465
Clayton County, Georgia Development Authority Special Facilities Revenue
(Delta Airlines) Series B 9.00% 6/1/35 (AMT)	200,000	200,192
Golden State, California Tobacco Securitization Corporation Settlement Revenue (Asset-Backed Senior Notes)
Series A-1 5.125% 6/1/47	370,000	248,422
Harris County, Texas Industrial Development Solid Waste Disposal Revenue
(Deer Park Refining Project Remarketing) 5.00% 2/1/23	150,000	149,709
Hawaii State Department Budget & Finance Special Purpose Revenue
(Hawaiian Electric Subsidiary) 6.50% 7/1/39	290,000	311,016
Iowa Finance Authority Pollution Control Facilities Revenue Refunding (Interstate Power) 5.00% 7/1/14 (FGIC)	500,000	540,400
M-S-R Energy Authority, California Gas Revenue Series A
6.125% 11/1/29	115,000	118,126
6.50% 11/1/39	210,000	224,784
•New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines-JFK International Airport) 7.625% 8/1/25 (AMT)	450,000	444,915
Ohio State Air Quality Development Authority Revenue (First Energy Generation) Series A 5.70% 8/1/20	260,000	271,112
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39	345,000	373,024
Salt Verde Financial Gas Revenue, Arizona Senior Note 5.00% 12/1/37	300,000	256,707
		4,128,407
Education Revenue Bonds – 5.72%
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23	470,000	488,118
Marietta, Georgia Development Authority Revenue Refunding (Life University Income Project) 7.00% 6/15/39	430,000	394,181
Maryland State Economic Development Corporation Student Housing Revenue
(University of Maryland College Park Projects) 5.75% 6/1/33	370,000	373,663
Massachusetts State Health & Educational Facilities Authority Revenue (Nichols College Project)
Series C 6.125% 10/1/29	250,000	229,243
New Hampshire Health & Education Facilities Authority Revenue
(Dartmouth-Hitchcock Medical Center) 6.00% 8/1/38	300,000	314,685
		1,799,890
Health Care Revenue Bonds – 18.62%
Arizona Health Facilities Authority Revenue (Banner Health) Series A 5.00% 1/1/17	310,000	330,910
Brevard County, Florida Healthcare Facilities Authority Revenue (Health First Income Project) 7.00% 4/1/39	90,000	97,973
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29	150,000	167,498
California Municipal Finance Authority Certificates of Participation (Community Hospital Center) 5.50% 2/1/39	270,000	242,663
Escambia County, Florida Health Facilities Authority (VHA Loan Program) 5.95% 7/1/20 (AMBAC)	290,000	298,161
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44	300,000	316,680
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System Project)
Series A 5.50% 7/1/28	500,000	485,325
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue (Catholic Healthcare West)
Series A 6.00% 7/1/39	225,000	235,271
Massachusetts State Health & Education Facilities Authority Revenue (Caregroup) Refunding
Series E-2 5.375% 7/1/19	360,000	373,799
New Mexico State Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39	1,000,000	987,779
Ohio State Hospital Facilities Revenue Refunding (Cleveland Clinic Health) Series A 5.50% 1/1/39	300,000	311,205
Orange County, Florida Health Facilities Authority Revenue (Orlando Regional Healthcare)
Series A 6.25% 10/1/18 (NATL-RE)	1,470,000	1,674,785
Scottsdale, Arizona Industrial Development Authority Hospital Revenue Refunding (Scottsdale Healthcare)
Series A 5.00% 9/1/23	360,000	340,848
		5,862,897

Housing Revenue Bonds – 6.53%
California Housing Finance Agency Revenue (Home Mortgage) Series M 5.95% 8/1/25 (AMT)	250,000	257,743
Florida Housing Finance Agency (Homeowner Mortgage) Series 2 5.90% 7/1/29 (NATL-RE) (AMT)	290,000	293,384
Volusia County, Florida Multifamily Housing Finance Authority (San Marco Apartments)
Series A 5.60% 1/1/44 (AGM) (AMT)	1,500,000	1,506,585
		2,057,712
Local General Obligation Bonds – 3.53%
Desert, California Community College District Election 2004 Series C 5.00% 8/1/37 (AGM)	295,000	297,581
Idaho Board Bank Authority Revenue Series A 5.00% 9/15/28	250,000	274,023
New York City, New York
Fiscal 2003 Series I 5.375% 4/1/36	250,000	266,385
Fiscal 2009 Subordinate Series A-1 5.25% 8/15/21	250,000	274,270
		1,112,259
Special Tax Revenue Bonds – 23.09%
Brooklyn Arena Local Development (Barclays Center Project) 5.875% 7/15/30	300,000	320,916
California State Economic Recovery Series A 5.25% 7/1/21	260,000	278,364
Jacksonville, Florida Sales Tax Revenue (Better Jacksonville) 5.00% 10/1/30 (NATL-RE)	1,300,000	1,320,761
Jacksonville, Florida Transportation Revenue Refunding 5.25% 10/1/29 (NATL-RE)	1,000,000	1,026,500
Miami-Dade County, Florida Special Obligation (Capital Appreciation & Income)
Series B 5.00% 10/1/35 (NATL-RE)	2,000,000	1,976,989
New York State Dormitory Authority (State Personal Income Tax Revenue-Education)
Series A 5.00% 3/15/38	570,000	589,944
New York State Thruway Authority (State Personal Income Tax Revenue-Transportation)
Series A 5.00% 3/15/22	425,000	469,442
Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue First Subordinate Series A
•5.00% 8/1/39	500,000	524,555
5.75% 8/1/37	285,000	295,611
Ω(Capital Appreciation) 6.75% 8/1/32	610,000	465,442
		7,268,524
State General Obligation Bonds – 7.90%
California State Various Purposes 6.00% 4/1/38	105,000	107,608
New York State Refunding Series A 5.00% 2/15/39	300,000	312,246
Puerto Rico Commonwealth Refunding (Public Improvement) Series A
5.00% 7/1/16 (ASSURED GTY)	250,000	268,700
5.50% 7/1/19 (NATL-RE)	1,250,000	1,309,813
6.00% 7/1/39	200,000	200,862
Virginia State Commonwealth Refunding Series B 5.00% 6/1/20	250,000	287,905
		2,487,134
Transportation Revenue Bonds – 11.37%
Bay Area Toll Authority, California Toll Bridge Revenue (San Francisco Bay Area) Series F-1 5.625% 4/1/44	235,000	249,182
Florida Ports Financing Commission Revenue (State Transportation Trust Fund)
5.375% 6/1/27 (NATL-RE) (AMT)	1,000,000	1,000,000
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue First Senior Lien
Series A 5.25% 10/1/44	245,000	249,604
Pennsylvania State Turnpike Commission Revenue
Subordinate Series B 5.25% 6/1/39	300,000	306,018
Subordinate Series D 5.125% 12/1/40	390,000	394,368
Sacramento County, California Airport Services Revenue (PFC/Grant) Series C 6.00% 7/1/41	300,000	321,855
St. Louis, Missouri Airport Revenue (Lambert-St Louis International) Series A-1 6.625% 7/1/34	325,000	343,889
Texas Private Activity Bond Surface Transportation Senior Lien Note Mobility 7.50% 12/31/31	300,000	326,643
•Triborough, New York Bridge & Tunnel Authority Revenue Subordinate Series B-3 5.00% 11/15/38	350,000	388,115
		3,579,674
Water & Sewer Revenue Bonds – 8.55%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39	300,000	319,938
Florida Water Pollution Control Financing Revenue Series A 5.00% 1/15/25	235,000	252,305
Riviera Beach, Florida Utility Special District Water & Sewer Revenue 5.00% 10/1/34 (NATL-RE) (FGIC)	1,200,000	1,105,596
Winter Haven, Florida Utilities Systems Revenue 5.00% 10/1/30 (NATL-RE)	1,000,000	1,013,880
		2,691,719
Total Municipal Bonds (cost $30,166,066)		30,988,216

Total Value of Securities – 98.42%
(cost $30,166,066)		30,988,216
Receivables and Other Assets Net of Liabilities (See Notes) – 1.58%		496,119
Net Assets Applicable to 2,422,200 Shares Outstanding – 100.00%		$31,484,335

ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
•Variable rate security. The rate shown is the rate as of December 31, 2009.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by the Assured Guaranty Corporation
FGIC – Insured by the Financial Guaranty Insurance Company
NATL-RE – Insured by the National Public Finance Guarantee Corporation VHA – Veterans Health Administration

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments National Municipal Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Short-term debt securities are valued at market value. Other debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2007 – March 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the period ended December 31, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

2. Investments
At December 31, 2009, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At December 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$30,166,066
Aggregate unrealized appreciation	$1,199,517
Aggregate unrealized depreciation	(377,367)
Net unrealized appreciation	$822,150

For federal income tax purposes, at March 31, 2009, capital loss carryforwards of $1,789,580 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $18,596 in 2016 and $1,770,984 in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A framework for measuring fair value and a three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the fair value hierarchy levels as of December 31, 2009:

Level 2
Municipal Bonds	$30,988,216
Total	$30,988,216

There were no Level 3 securities at the beginning or end of the period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. On September 13, 2007, shareholders of Delaware Investments National Municipal Income Fund (formerly Delaware Investments Florida Insured Municipal Income Fund) approved (1) the elimination of the Fund’s fundamental investment policy that required the Fund to invest primarily in insured municipal securities issued by the State of Florida and (2) the adoption of a new fundamental investment policy permitting the Fund to invest in un-insured municipal securities issued by states other than Florida. The Fund’s portfolio managers began to transition the Fund’s portfolio to include un-insured municipal bonds issued by other states and territories on October 15, 2007. As of December 31, 2009, municipal bonds issued by the state of Florida constitute approximately 34% of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in Florida than other more geographically diversified national municipal income funds. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At December 31, 2009, 43% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2009, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

4. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

5. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 25, 2010, the date of issuance of the Fund's schedule of portfolio holdings, and determined that, except as disclosed, there were no material events or transactions that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: